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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 (No.333-78197) of our report dated January 28, 1999, except for Note 9, which is as of March 26, 1999, relating to the consolidated financial statements of Critical Path, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PricewaterhouseCoopers LLP

San Jose, California

May 27, 1999